Supplement dated January 14, 2015

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2014 prospectuses (the “Prospectuses”) for the New York Life variable annuity policies referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to update certain information about the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), as applicable.

Keeping this purpose in mind, please note the following:

•	After shareholder approval, Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont”) were terminated as subadvisors to the Portfolio and replaced with Cornerstone Capital Management Holdings LLC (“Cornerstone”) and Candriam Belgium (“Candriam”) on or about January 13, 2015. All references in the Prospectuses to DFA or DuPont as subadvisers to the Portfolio will be deleted and replaced with Cornerstone and Candriam on or about January 13, 2015.

•	In conjunction with the subadviser change, effective immediately there is a decrease in the Portfolio’s management fee. Accordingly, in the Annual Portfolio Company Operating Expenses Table, the entry for the MainStay VP Emerging Markets Equity Portfolio is deleted and replaced with the applicable entry below:

Fund	Management Fees[1]	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
MainStay VP Emerging Markets Equity Portfolio (Initial Class)	1.10%	None	0.17%	1.27%
MainStay VP Emerging Markets Equity Portfolio (Service Class)	1.10%	0.25%	0.17%	1.52%
1.	The management fee is as follows: 1.10% on assets up to $1 billion, and 1.09% on assets over $1 billion.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010